UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2007

FLEX FUELS ENERGY, INC.
(Formerly Malibu Minerals, Inc)
(Exact name of registrant as specified in its charter)

Nevada	333-136349	20 -5242826
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

502 East John Street
Carson City, Nevada	89706
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code) (604) 685-7552

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 13, 2007, Flex Fuels Energy, Inc.’s (formerly Malibu Minerals, Inc) (the “Company”) executive officers (the “Management”) after having discussions with the Company’s board of directors concluded that the Company’s previously issued financial statements covering the fiscal year ended December 31, 2006, along with the Report of Independent Registered Certified Public Accounting Firm and quarterly period ended March 31, 2007 which had been filed by the Company with the Securities and Exchange Commission (the “SEC”) on Form 10-KSB/A and Form 10-QSB (collectively, the “Reports”) on April 26, 2007 and May 15, 2007, respectively, should no longer be relied upon because of errors in such financial statements as further addressed below (the “Determination”).

The Management believes that the Company is required to amend its Reports in order to amend the financial statements included therein because of unrecorded liabilities in both periods and certain legal costs associated with the investment in Flex Fuels Energy Limited and the private placement were expensed incorrectly in the Statement of Operations for the fiscal year ended December 31, 2006.

The effects of these errors are summarized in the table below and exclude costs to be incurred in restating these financial statements:

	As		As
	reported	Adjustments	Restated
	$	$	$
Year ended December 31, 2006

Net Loss	(60,905)	27,881	(33,024)

Basic and diluted loss per share	(0.006)	0.003	(0.003)

Weighted average number of shares	10,019,938		10,019,938

Assets	1,612,550	19,950	1,632,500

Liabilities	13,455	7,000	20,455

Stockholders Equity	1,599,095	12,950	1,612,045

Quarter ended March 31, 2007

Net Loss	(40,986)	(33,450)	(74,436)

Basic and diluted loss per share	(0.003)	(0.003)	(0.006)

Weighted average number of shares	12,425,814		12,425,814

Assets	1,571,564	30,000	1,601,564

Liabilities	13,455	50,500	63,955

Stockholders Equity	1,558,109	(20,500)	1,537,609

In light of the foregoing, subsequent to the Determination, the Board authorized the Management to discuss, and the Management has discussed, the aforementioned matters with its current auditors and is currently reviewing the disclosures set forth in the Reports and intends to amend the Reports to correct the disclosures set forth therein as appropriate. The Company expects to file the amended Reports in August 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Malibu Minerals, Inc.

Date: July 16, 2007	By:	/s/ Paul Gothard
Name: Paul Gothard
Title: Chief Financial Officer